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                                                                    EXHIBIT 10.7

                               GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT ("GUARANTY") is made this 6th day of December, 2004 by the undersigned (hereinafter referred to as "GUARANTOR"), in favor of the purchasers (each "LENDER" and collectively "LENDERS") of the 6% Senior Secured Convertible Debentures (the "DEBENTURES") pursuant to the Securities Purchase Agreement and the Exhibits thereto dated even date herewith (the "SECURITIES PURCHASE AGREEMENT") (collectively, the "LOAN DOCUMENTS") from SinoFresh HealthCare, Inc. ("BORROWER").

      NOW, THEREFORE, as a material inducement to each Lender to purchase the Debentures from Borrower, and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Guarantor does hereby, unconditionally, irrevocably and absolutely, warrant and represent to and covenant with Lenders as follows:

      1. GUARANTY OF OBLIGATION.

            a. Guarantor unconditionally, irrevocably and absolutely, guarantees to Lenders (i) that all obligations and indebtedness evidenced by or provided in the Loan Documents, will be promptly paid when due and in accordance with the terms and provisions thereof (and as they may be amended, extended or renewed from time to time), and (ii) the prompt and full payment, performance and observance, when due, of all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lenders as provided in the Loan Documents, whether now or hereafter existing, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, without limitation, interest on all of the above amounts as agreed upon between Borrower and Lenders, or if there is no agreement, at the highest lawful rate, and any and all renewals, extensions and rearrangements of all or any part of the indebtedness, obligations and liabilities hereinabove described.

            b. All indebtedness, duties, obligations and liabilities described above or otherwise covered by this Guaranty are hereinafter sometimes collectively referred to as the "GUARANTEED INDEBTEDNESS".

      2. CONTINUING GUARANTY. This is a continuing guaranty and shall continue to apply without regard to the form or amount of indebtedness or obligation which the Borrower may create, renew, extend or alter in whole or in part, without notice to the Guarantor.

      3. LIABILITY FOR OTHER INDEBTEDNESS. If Guarantor is or becomes liable for any indebtedness owing by Borrower to any or all Lenders by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of such Lender hereunder shall be cumulative of any and all other rights that such Lender may ever have against Guarantor. The exercise by such Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      4. NO RELEASE FROM OBLIGATIONS. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of the Lenders, including on account of any or all of the following: (a) any permitted

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assignment, endorsement or transfer, in whole or in part, of the Guaranteed
Indebtedness, although made without consent of Guarantor; (b) any waiver by any Lender of the performance or observance by either or both of the Borrower or Guarantor of any of the agreements, covenants, terms or conditions contained in any document evidencing, governing or securing the Guaranteed Indebtedness; (c) any extension of the time for payment or performance of all or any portion of the Guaranteed Indebtedness; (d) the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in any document evidencing, governing or securing the Guaranteed Indebtedness; (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of either or both of Borrower or Guarantor; (f) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings or lack of corporate power, affecting either or both of Borrower or Guarantor or any of its assets; (g) any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Indebtedness, or the acceptance of additional or substitute property as security therefor; (h) the release or discharge of Borrower or Guarantor from the observance or performance of any agreement, covenant, term or condition contained in any document evidencing, governing or securing the Guaranteed Indebtedness; (i) any action which Lenders may take or omit to take by virtue of any document evidencing, governing or securing the Guaranteed Indebtedness or through any course of dealing with either or both of the Borrower or Guarantor; (j) the addition of a new guarantor or guarantors;
(k) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (1) any adjustment, indulgence, forbearance or compromise that may be granted or given by Lenders to any party; (m) the failure by Lenders to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower; (n) if the recovery from Borrower becomes barred by any statute of limitations or is otherwise prevented; (o) any defenses, set-offs or counterclaims which may be available to the Borrower; (p) any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against Borrower, its property, or its estate in bankruptcy resulting from the operation of any present or future provision of the Bankruptcy Code or any other similar federal or state statute, or from the decision of any court; or (q) any neglect, delay, omission, failure or refusal of Lenders to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any lien, right of security (including perfection thereof), existing or to exist in connection with, or as security for, any of the Guaranteed Indebtedness, it being the intention hereof that Guarantor shall remain liable as principal on the Guaranteed Indebtedness, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of any Guarantor.

      5. PAYMENT AND PERFORMANCE OF OBLIGATIONS. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, without notice or demand, and without any notice having been given to Guarantor of the acceptance by Lender of this Guaranty and without any notice having been given to Guarantor of the creating or incurring of such indebtedness, pay the amount due thereon to each Lender, at its office, or at such other place as may be designated in writing by such Lender, and it shall not be necessary for any Lender, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness.

      6. WAIVER OF NOTICE. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Indebtedness and each item thereof, are hereby expressly waived by Guarantor.

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      7. PAYMENTS BY BORROWER. Each payment on the Guaranteed Indebtedness shall be deemed to have been made by Borrower unless express written notice is given to Lender at the time of such payment that such payment is made by Guarantor as specified in such notice.

      8. RELEASES AND WAIVERS. If all or any part of the Guaranteed Indebtedness at any time be secured, Guarantor agrees that Lenders may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Borrower executes in favor of Lenders any collateral agreement, deed of trust or other security instrument, the exercise by Lenders of any right or remedy thereby conferred on Lenders shall be wholly discretionary with Lenders, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of Guarantor hereunder. Guarantor further agrees that Lenders shall not be liable for their failure to use diligence in the collection of the Guaranteed Indebtedness or in preserving the liability of any person liable on the Guaranteed Indebtedness, and Guarantor hereby waives presentment for payment, protest and notice thereof, notice of acceleration, and diligence in bringing suits against any person liable on the Guaranteed Indebtedness, or any part thereof.

      9. NO RELEASE OF GUARANTOR. If the Guaranteed Indebtedness at any time exceeds the amount permitted by law, or the Borrower is not liable because the act of creating the Guaranteed Indebtedness is ultra vires, or the officers or persons creating the Guaranteed Indebtedness acted in excess of their authority, and for these reasons the Guaranteed Indebtedness which Guarantor agrees to pay cannot be enforced against the Borrower, such fact shall in no manner affect Guarantor's liability hereunder, but Guarantor shall be liable under this guaranty notwithstanding that the Borrower is not liable for the Guaranteed Indebtedness, and to the same extent Guarantor would have been liable if the Guaranteed Indebtedness had been enforceable against the Borrower.

      10. OPTIONAL ACCELERATION. In the Event of Default by Borrower, as such term is defined in the Debentures which are part of the Loan Documents, and if any such Event of Default shall occur at a time when any of the Guaranteed Indebtedness may not then be due and payable, such Guaranteed Indebtedness, at the option of Lenders, shall thereupon be deemed to be immediately due and payable in full, and Guarantor shall pay to Lenders forthwith the full amount which would be payable hereunder if all Guaranteed Indebtedness were then due and payable.

      11. SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of Lenders, their permitted successors and assigns, and in the event of an assignment by either Lender, its permitted successors or assigns, of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

      12. MODIFICATIONS AND WAIVERS. CUMULATIVE RIGHTS. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of each Lender and Guarantor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by any Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude

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other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Lenders hereunder are cumulative of each other and of every other right or remedy which Lenders may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. In this Guaranty, whenever the context so requires, the singular number includes the plural, and conversely.

      13. COMPLIANCE WITH LAWS. Should the Guarantor be permitted to raise usury as a defense under applicable law, then no provision herein or in the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by law. Should such defense be available, Guarantor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law as to a Guarantor. Should the Guarantor be permitted to raise the usury defense and prevail, the Loan Documents shall be held subject to reduction of the interest charged to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction. The parties agree that New York law shall control as to this issue.

      14. BENEFIT TO GUARANTOR. Guarantor acknowledges and warrants that it has derived or expects to derive financial and other advantage and benefit, directly or indirectly, from the Guaranteed Indebtedness and each and every advance thereof and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lenders to Borrower.

      15. ATTORNEY'S FEES. In the event of any dispute between the parties arising under this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and expenses.

      16. GUARANTOR'S WARRANTIES. Guarantor hereby warrants and represents to each Lender that (a) Guarantor has received or will receive, direct or indirect benefit from the making of this Guaranty, (b) each and every warranty and representation made by Guarantor in each Loan Document to which Guarantor is a party is true and correct, (c) each covenant and obligation made by Guarantor in the Loan Document will be fulfilled and satisfied, in accordance with the terms thereof, and (c) this Guaranty constitutes a legal, valid and binding obligation of Guarantor, and is fully enforceable, against Guarantor in accordance with its terms.

      17. SUBORDINATION AND NO SUBROGATION. If, for any reason whatsoever, the Borrower now or hereafter becomes indebted to the Guarantor, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Loan Documents, and Guarantor shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid and satisfied. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by Guarantor hereunder, Guarantor shall not have any right of subrogation in or under the Loan Documents or to participate in any way therein, or any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Indebtedness, all such rights of subrogation and participation being hereby expressly waived and released, until the Guaranteed Indebtedness has been fully paid and satisfied.

      18. LAW GOVERNING AND JURISDICTION. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE

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AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED
HEREBY OR THEREBY. THE PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

      19. SEVERABILITY. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other persons or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

      20. PARAGRAPH HEADINGS. The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in any way the substance of any paragraph contained herein.

      21. COMPOUNDING AND SETTLEMENT. Guarantor agrees that Lender, in its discretion, may (i) bring suit against Guarantor and other guarantors, if any, jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of guarantor(s) for such consideration as the Lender may deem proper, and (iii) release one or more of guarantor(s) from liability hereunder, and that no such action shall impair the rights of Lender to collect the Guaranteed Indebtedness (or the unpaid balance thereof) from the Guarantor, not so sued, settled with or released.

      EXECUTED AND DELIVERED on the date first above recited.

SINOFRESH CORPORATION

By:/s/ Charles A. Fust
Charles A. Fust
Chief Executive Officer

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